Note 3 - Accounts and notes receivable, net: Accounts and, financing receivable, allowance for credit loss (Tables)	12 Months Ended
Dec. 31, 2025
Tables/Schedules
Accounts and, financing receivable, allowance for credit loss

	For the Years Ended December 31,
	2025	2024	2023

Beginning balance	$534,562	$472,293	$303,311
Addition	-	77,399	178,118
Reversal	(506)	-	-
Exchange rate effect	14,771	(15,130)	(9,136)
Ending balance	$548,827	$534,562	$472,293